Exhibit 99.1

VeriFone to Acquire Hypercom to Accelerate Global Expansion
Extends VeriFone’s Global Presence into Key Markets in Continental Europe
Transaction Expected to be Solidly Accretive to VeriFone
SAN JOSE, Calif. and PHOENIX, Ariz., November 17, 2010 — VeriFone Systems, Inc. (NYSE: PAY), a global leader in secure electronic payment solutions, and Hypercom Corporation (NYSE: HYC), the high security electronic payment and digital transactions solutions provider, today announced a definitive agreement under which VeriFone will acquire Hypercom in an all-stock transaction valued at approximately $485 million, including net debt assumed by VeriFone.
Under the terms of the transaction, which has been unanimously approved by the boards of directors of both companies, Hypercom shareholders will receive a fixed ratio of 0.23 shares of VeriFone common stock for each Hypercom share they own, valued at approximately $7.32 per share based on the closing price on November 16, 2010. VeriFone will also assume Hypercom’s outstanding warrants and stock options in the transaction.
“Consistent with our vision as a global leader in secure electronic payment solutions, we have placed strategic focus on replicating our North American success in key markets in continental Europe,” said VeriFone CEO Douglas G. Bergeron. “Hypercom has established itself in a number of important European markets, and this acquisition is an excellent and complementary way for us to accelerate our overseas growth, increase innovation and build value for our shareholders.”
“Over the last three years, Hypercom has strengthened customer relationships and increased revenue from almost $290 million to approximately $450 million,” said Philippe Tartavull, Chief Executive Officer and President of Hypercom. “Combined, Hypercom and VeriFone will create new growth opportunities and further drive penetration in the market. This transaction delivers a significant premium to our shareholders who should also benefit from the upside of being owners of an even stronger global company in the fast-growing electronic payment solutions space.”
The transaction is subject to approval by Hypercom shareholders and customary regulatory approvals, and is anticipated to close in the second half of 2011. The transaction is expected to be solidly accretive to current VeriFone shareholders during the first twelve months of combined operations, excluding one-time costs.
J.P. Morgan Securities LLC acted as VeriFone’s exclusive financial advisor and Sullivan & Cromwell LLP acted as VeriFone’s legal counsel. Hypercom’s exclusive financial advisor was UBS Securities and its legal advisor was DLA Piper US LLP.
Conference Call Information

VeriFone plans to conduct a conference call to discuss the announcement with its shareholders today, Wednesday November 17, at 6:00 AM Pacific. To access the live conference call, the dial-in numbers are as follows:
Domestic callers: 800-591-6930
International callers: +1-617-614-4908
Passcode: 49580271
To access the audio webcast, please go to VeriFone’s website (http://ir.verifone.com) at least ten minutes prior to the call to register. The recorded audio webcast will be available on VeriFone’s website until November 24, 2010.
A replay of the conference call, which can be accessed by dialing toll-free 888-286-8010 and outside the U.S. by dialing +1-617-801-6888, will be available until November 24, 2010. The access code for the replay is 18434899.
About VeriFone Systems, Inc. (www.verifone.com)
VeriFone (“VeriFone”) (NYSE: PAY) is a global leader in secure electronic payment solutions. VeriFone provides expertise, solutions and services that add value to the point of sale with merchant-operated, consumer-facing and self-service payment systems for the financial, retail, hospitality, petroleum, government and healthcare vertical markets. VeriFone solutions are designed to meet the needs of merchants, processors and acquirers in developed and emerging economies worldwide.
About Hypercom Corporation (www.hypercom.com)
Hypercom Corporation (NYSE: HYC) is a global payment technology provider that delivers a full suite of high security, end-to-end electronic payment products, software solutions and services. The Company’s solutions address the high security electronic transaction needs of banks and other financial institutions, processors, large scale retailers, smaller merchants, quick service restaurants, and users in the transportation, petroleum, healthcare, prepaid, self-service and many other markets. Hypercom solutions enable businesses in more than 100 countries to securely expand their revenues and profits. Hypercom is a founding member of the Secure POS Vendor Alliance (SPVA) and is a significant provider of electronic payment solutions and services in Western Europe and globally.
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For VeriFone:
Investor Contacts:
William Nettles
Vice President Corporate Development and IR
(408) 232-7979
William_N3@VeriFone.com

Dan Burch
MacKenzie Partners
(212) 929-5748
dburch@mackenziepartners.com
Media Contact:
John Christiansen/Paul Kranhold
Sard Verbinnen & Co
(415) 618-8750
jchristiansen@sardverb.com/pkranhold@sardverb.com
Editorial Contact:
Pete Bartolik
VeriFone Media Relations
(508) 283-4112
pete_bartolik@verifone.com
For Hypercom:
Investors:
Scott M. Tsujita
Hypercom Corporation
(480) 642-5161
stsujita@hypercom.com
Alan Miller/Jennifer Shotwell/Larry Miller
Innisfree M&A Incorporated
(212) 750-5833
Media:
Pete Schuddekopf
Hypercom Corporation
(480) 642-5383
pschuddekopf@hypercom.com
Steve Frankel/Tim Lynch/Jaime Wert
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for VeriFone Systems, Inc.

This press release includes certain forward-looking statements related to VeriFone Systems, Inc. within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of VeriFone Systems, Inc. and Hypercom Corporation. These risks and uncertainties include whether the proposed transaction described in this press release can be completed in a timely manner, and whether the anticipated benefits of the proposed transaction can be achieved. For a further list and description of risks and uncertainties, see our periodic filings with the Securities and Exchange Commission. VeriFone and Hypercom are under no obligation to, and expressly disclaim any obligation to, update or alter their forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
In connection with the proposed transaction, VeriFone intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Hypercom relating to the proposed transaction. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain copies of the S-4 and proxy statement, as well as VeriFone’s other filings, free of charge at the website maintained by the SEC at www.sec.gov when they become available. In addition, you may obtain documents filed with the SEC by VeriFone free of charge at its Web site (www.verifone.com) or by directing a request to: VeriFone, 2099 Gateway Place, Suite 600, San Jose, CA 95110 (Tel: 1-408-232-7979) Attention: Company Secretary). You may obtain documents filed with the SEC by Hypercom free of charge by contacting: Scott Tsujita (Tel: 1-480-642-5161).
VeriFone and Hypercom, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Hypercom stockholders in connection with the merger. Information about the directors and executive officers of VeriFone and is set forth in the proxy statement for VeriFone’s 2010 Annual Meeting of Stockholders filed with the SEC on May 19, 2010. Information about the directors and executive officers of Hypercom is set forth in Hypercom’s Annual Report on Form 10-K filed with the SEC on March 12, 2010 and the proxy statement for Hypercom’s 2010 Annual Meeting of Stockholders filed with the SEC on April 26, 2010. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available. HYCF